EXHIBIT 99.1 INVESTOR PRESENTATION NOVEMBER 2018

FORWARD LOOKING STATEMENTS “THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS ARE MADE TO PROVIDE THE PUBLIC WITH MANAGEMENT’S CURRENT ASSESSMENT OF THE COMPANY’S BUSINESS. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD- LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S 2017 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 20, 2018, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW” 2

AT A GLANCE OVERVIEW REVENUE ($ IN MILLIONS) • LEADING PAWN OPERATOR WITH MORE THAN $1,780 STORE LOCATIONS IN STATES AND 2,400 25 U.S. $1,088 LATIN AMERICA, INCLUDING MEXICO, $705 GUATEMALA, EL SALVADOR AND COLOMBIA. • RETAILER OF PRE-OWNED CONSUMER PRODUCTS 2015 2016 2017 INCLUDING: ADJUSTED EBITDA(1) – CONSUMER ELECTRONICS & APPLIANCES ($ IN MILLIONS) – JEWELRY, DIAMONDS & WATCHES $273 – POWER TOOLS, MUSICAL INSTRUMENTS & $180 SPORTING GOODS $132 • SOURCE OF SMALL, SHORT-TERM PAWN LOANS – FULLY COLLATERALIZED 2015 2016 2017 – NO COLLECTIONS / CREDIT REPORTING 1 See “Non-GAAP Financial Information” and “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” in the Appendix. Source: Company filings. 3

AT A GLANCE OVERVIEW STORE COUNT – END OF PERIOD • STRONG GROWTH METRICS 2,446 – STORE LOCATIONS – NET INCOME AND EPS 2,085 2,111 – FREE CASH FLOW • ENHANCED SHAREHOLDER RETURNS – RISING DIVIDENDS 2016 2017 YTD-Sep 2018 CTIVE HARE EPURCHASE ROGRAM – A S R P CASH DIVIDENDS AND STOCK REPURCHASES ($ IN MILLIONS) • ATTRACTIVE INDUSTRY DYNAMICS $288 $30 – STEADY DEMAND ACROSS ECONOMIC CYCLES CASH DIVIDENDS – RECESSION RESISTANT STOCK REPURCHASES $129 – CUSTOMER BASE IS UNDERSERVED – MOST $259 $37 LENDERS DO NOT OFFER LOANS OF $150 $20 $92 OR LESS 2016 2017 YTD-Sep 2018 – STABLE REGULATORY ENVIRONMENT 4

LARGEST PAWN OPERATOR IN THE AMERICAS MORE THAN 2,400 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,100 STORES IN 25 STATES MEXICO OPERATIONS – 1,292 STORES IN 32 STATES Sonora Chihuahua Coahuila Quintana Roo 33 Durango Nuevo Leon Yucatan WA ME Tamaulipas MT ND VT OR MN San Luis Potosi ID NH SD WI NY MA 2 MI CT RI WY IA PA Baja California 1,292 UT 1 119 NJ 27 NE 33 DC Baja California Sur 27 3 DE Estado de 7 30 OH MD Sinaloa IN WV Nayarit Ciudad de NV KS IL VA 29 CO 24 26 6 Zacatecas Queretaro Mexico KY Aguascalientes Hidalgo CA MO Jalisco Tlaxcala Veracruz NC 41 Colima TN 53 Michoacán 31 18 SC NM OK AZ AR 27 8 46 Guanajuato MS Guerrero Oaxaca LA AL GA AK TX Estado de Mexico Puebla Campeche 402 26 Chiapas 6 Morelos Tabasco 75 FL CENTRAL AND SOUTH AMERICA OPERATIONS – 54 STORES HI IDENTIFIES NEW COUNTRY FOR 2018 Guatemala El Salvador 37 13 Colombia 4 Note: As of 9/30/2018 5

PAWN REPRESENTS 97% OF REVENUE TRAILING TWELVE MONTHS (TTM) TOTAL REVENUE NET REVENUE $1.8 BILLION $1.0 BILLION 7% 1% 3% 5% 29% 40% 54% 61% PAWN STORE SCRAP JEWELRY CONSUMER LOAN/ PAWN FEES RETAIL SALES SALES SERVICE FEES1 CONSOLIDATED GROSS MARGIN BY PRODUCT TYPE 36% 100% 8% 72% 1 Consumer loan fees expected to be 3% of revenue and 4% of net revenue in 2018 Note: As of 9/30/2018 6

TYPICAL PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME LESS THAN 15 MINUTES CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~20% ~80% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) ~25% ~75% CUSTOMER DOES NOT REPAY CUSTOMER REPAYS LOAN & LOAN OR FEE PAWN SERVICE FEE RETAIL SALES PAWN SERVICE FEES TYPICAL MARGIN = 35% - 40% MONTHLY YIELD = 12% - 13% 7

LIMITED CREDIT RISK FROM PAWN LENDING • PAWN LOANS ARE SMALL AND AVERAGE PAWN LOAN1 AFFORDABLE WITH A SHORT DURATION (COLLATERALIZED WITH ASSET) IN USD $ – 30 TO 60 DAYS $160 • APPROXIMATELY 75% OR MORE OF PAWN LOANS ARE REPAID $120 • ALL LOANS FULLY COLLATERALIZED WITH $80 $163 PERSONAL PROPERTY HELD BY THE PAWN STORE $40 – RAPID LIQUIDATION THROUGH ON-SITE $68 PAWN RETAIL OPERATIONS $0 – TYPICAL RETAIL MARGIN OF 35% TO U.S. LatAm 40% ON FORFEITED COLLATERAL 1 As of 9/30/2018 8

AGUASCALIENTES, MEXICO TIJUANA, MEXICO LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA

OVER 1,300 LATIN AMERICA LOCATIONS 385 NEW PAWN STORES 1,346 ADDED YTD IN 2018 54 TOTAL LATIN AMERICA 999 955 46 LOCATIONS, END OF PERIOD 46 737 674 32 597 1,292 538 447 953 386 909 329 269 705 207 130 157 100 60 4 29 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 As of 9/30/2018 MEXICO CENTRAL & SOUTH AMERICA 10

LATAM REVENUE GROWTH ($ IN MILLIONS) $700 $636 $600 $573 $485 $500 $400 $368 $300 $538 $487 $417 $200 $368 $100 $0 2015 2016 2017 TTM Q3-2018 1 TOTAL REVENUE, USD CC REVENUE, 2015 MXN @ 15.85 1 Constant currency revenue is considered a non-GAAP measurement of financial performance 11

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM; OVER 80% OF STORE INVESTMENTS IN LATAM STORE SEGMENT STORES1 EMPLOYEES1 INVESTMENTS2 CONTRIBUTION3 $98,301 $125,343 10,645 82% 34% 1,346 58% 55% 7,694 1,100 $21,774 45% 42% $239,424 18% 66% LatAm U.S. 1 As of 9/30/2018 2 TTM 9/30/2018 Store CapEx and Acquisitions 3 TTM 9/30/2018 Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A 12

LATAM OPERATING TRENDS: Q3-2018 • REVENUES FOR THE THIRD QUARTER Q3 YEAR-OVER-YEAR GROWTH 30% OF 2018 TOTALED $142 MILLION 25% – UP 10% ON A USD $ TRANSLATED BASIS 25% 21% – UP 17% ON A CONSTANT CURRENCY BASIS 20% 17% • PAWN LOANS OUTSTANDING TOTALED 15% 10% $109 MILLION 10% – UP 21% ON A USD $ TRANSLATED BASIS 5% – UP 25% ON A CONSTANT CURRENCY BASIS 0% U.S. DOLLAR CONSTANT U.S. DOLLAR CONSTANT • SAME-STORE CORE REVENUE UP 6% CURRENCY CURRENCY REVENUEEVENUE PPAWNAWNLLOANS ON A CONSTANT CURRENCY BASIS OOUTSTANDINGUTSTANDING 13

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 11% 10% 5% 57% 57% 2% 2% 2% 2% 2% 23% 27% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 9/30/2018 14

LATAM GROWTH STRATEGY LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  SUBSTANTIAL INFRASTRUCTURE AND CASH EXISTING COUNTRY PRESENCE LATIN AMERICA FLOWS TO ACCOMPLISH NEW ACQUISITIONS MARKET ENTRY Q1-2018 WITH GROWTH STRATEGY AND DE NOVO EXPANSION NEAR-TERM EXPANSION OPPORTUNITIES Mexico FUTURE OPPORTUNITY  SIGNIFICANT RUNWAY FOR CONTINUED Belize STORE OPENINGS AND STRATEGIC Guatemala Guyana ACQUISITIONS IN MEXICO, GUATEMALA AND El Salvador Venezuela Honduras Suriname Nicaragua COLOMBIA Colombia French Guiana Costa Rica Ecuador  Panama FOUR STORES OPENED IN COLOMBIA. Peru COLOMBIA IS A SIGNIFICANT MARKET WITH A Brazil POPULATION OF ALMOST 50 MILLION Bolivia Paraguay  FOUR NEW STORES IN GUATEMALA OPENED TO DATE IN 2018. THEY MARK THE Chile Uruguay INTRODUCTION OF THE COMPANY’S LARGE Argentina FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION Note: As of 9/30/2018 OPPORTUNITIES IN OTHER LATIN AMERICAN MARKETS SUCH AS PERU 15

2018 LATAM ACQUISITIONS • MARCH - ACQUIRED 126 STORES IN CENTRAL MEXICO LATAM ACQUISITIONS YEAR-TO-DATE 2018 • JUNE - ACQUIRED 62 STORES IN 400 NORTHEASTERN SOUTHEASTERN EXICO / M 350 342 UGUST CQUIRED STORES IN THE SOUTHERN GULF • A - A 97 300 REGION OF MEXICO 154 250 • SEPTEMBER - ACQUIRED 57 STORES IN EAST-CENTRAL MEXICO 200 188 62 • THESE ACQUISITIONS WERE SMALLER FORMAT LOCATIONS 150 126 (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY 100 ON JEWELRY LENDING AND SMALL ELECTRONICS 126 50 • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 0 Q1-2018 Q2-2018 Q3-2018 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – WORKS IN TANDEM WITH LARGE FORMAT FIRST CASH STORES LatAm Acquisitions 16

NEW STORE OPENINGS • 43 LARGE FORMAT DE NOVO LOCATIONS OPENED IN LATAM YTD 2018 – 35 IN MEXICO, 4 IN COLOMBIA AND 4 IN GUATEMALA • STRONG PIPELINE OF ADDITIONAL DE NOVO LOCATIONS WHICH ARE EXPECTED TO OPEN IN 2018 AND EARLY 2019 • THE 4 COLOMBIAN STORE OPENINGS IN 2018 MARK THE DE NOVO EXPANSION INTO SOUTH AMERICA • THE 4 DE NOVO STORE OPENINGS IN GUATEMALA MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY Note: As of 9/30/2018 17

PROVEN NEW STORE OPENING PROCESS  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT MONTERREY, MEXICO 18

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP ($ IN USD) Typical Mexico New Store Ramp NEW STORE INVESTMENT Year 1 Year 2 Year 3 Year 4 Year 5 (USD $) Op Margin (4%) 17% 22% 24% 26% CAP EX $160,000 $500 $200 - LEASEHOLD IMPROVEMENTS & FIXTURES $400 $160 - COMPUTER & SECURITY EQUIPMENT $300 $120 START-UP LOSSES $25,000 - PRE-OPENING - FIRST SIX MONTHS OF OPERATION $200 $80 TOTAL STORE INVESTMENT $185,000 $100 $40 Revenue USD $ (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit WORKING CAPITAL (USD $) - FIRST YEAR FOR NEW STORE $90,000 $0 $0 Store - OPERATING CASH Year 1 Year 2 Year 3 Year 4 Year 5 - LOAN FUNDING Revenue Store-level Profit1 - INVENTORY ` CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO From 2005-2017 19

CORPUS CHRISTI, TEXAS GRAND PRAIRIE, TEXAS UNITED STATES OVERVIEW LOCATIONS IN 25 STATES

U.S. – 1,100 LOCATIONS IN 25 STATES LEGACY FIRST CASH LEGACY CASH AMERICA SHARED MARKETS 33 WA ME MT ND VT OR MN NH ID SD WI NY MA CT 2 MI RI WY IA PA UT 1 119 NJ 27 NE 33 DC DE 27 3 7 OH MD 30 WV NV IL IN KS VA CO 24 6 29 26 KY CA MO NC 41 TN 53 31 NM 18 SC OK AR AZ 27 8 46 MS GA LA AL AK TX 402 26 6 75 FL HI Note: As of 9/30/2018 21

U.S. OPERATING TRENDS: Q3-2018 • U.S. SEGMENT PRE-TAX OPERATING U.S. RETAIL MARGINS INCOME SEES CONTINUED GROWTH: 42% – UP 7% COMPARED TO Q3-2017 40% 40% 40% 39% 39% 39% – UP 12% EXCLUDING NON-CORE CONSUMER 38% 37% 37% LENDING PRODUCTS 36% 35% – DRIVEN BY INCREASED RETAIL GROSS PROFITS 36% 34% 35% AND ADDITIONAL STORE-LEVEL COST SAVINGS 34% 33% 34% • RETAIL MARGINS REMAINED STRONG: 32% – Q3 MARGIN OF 37% COMPARED TO 33% IN 30% 31% 30% THE PRIOR-YEAR QUARTER 28% – DRIVEN BY LEGACY CASH AMERICA UTILIZATION Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 OF THE FIRSTPAWN IT PLATFORM AND NEW Legacy FCFS Legacy CSH Consolidated U.S. COMPENSATION PLANS FOCUSED ON IMPROVING KEY PROFITABILITY METRICS 22

CASH AMERICA MERGER SYNERGIES DRIVE ADDITIONAL ACCRETION ESTIMATED AMOUNTS ACHIEVED AS OF EXPECTED OPPORTUNITIES AT TIME OF MERGER DECEMBER 2017 IN 2018 ANNUAL OPERATING • ~$45 MILLION PRIMARILY FROM • $43 MILLION IN 2017 COST SYNERGIES TECHNOLOGY, FINANCE AND OTHER Annual ADMINISTRATIVE SYNERGIES operating ACHIEVED BY MID 2018 cost synergies • MINIMAL STORE CLOSINGS • ~$77 MILLION OR MORE OF RUN RATE SYNERGIES EXPECTED TO BE ACHIEVED BY END OF ANNUAL • ~$17 – $20 MILLION PRIMARILY • $19 MILLION IN 2017 2018 DEPRECIATION AND FROM TECHNOLOGY PLATFORM AMORTIZATION SYNERGIES SAVINGS TRANSACTION AND • UP TO ~$28 MILLION • APPROXIMATELY $24 MILLION • LESS THAN $2 MILLION IN INTEGRATION COSTS 2018 23

TTM ADMIN AND D&A EXPENSES ($ IN MILLIONS ON A TTM BASIS) REALIZED SYNERGIES OF $77 MILLION AT SEP 2018 $250 $235 $228 $239 $213 $199 $200 $70 $189 $67 $177 $63 $169 $166 $59 $162 $57 $150 $55 $52 $49 $45 $100 $165 $161 $151 $140 $132 $122 $117 $117 $117 $50 $- Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 PROFORMA ADMIN EXP. PROFORMA DEPRECIATION AND AMORTIZATION EXP. PROFORMA PRE-MERGER EXPENSE Note: Excludes merger related expenses 24

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 18% 18% 64% 6% 8% 58% 3% 3% 6% 3% 10% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 9/30/2018 25

U.S. EARNINGS GROWTH STRATEGY •CONTINUE SCOUTING ACQUISITIONS IN EXISTING STATES – ORGANIC DEMAND AS UNBANKED AND UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW – CONTINUED OPPORTUNITIES FOR SMALLER “TUCK-IN” ACQUISITIONS – 12 STORE ACQUISITION IN TN/GA (US MONEY Q2-2018) – 6 SINGLE STORE ACQUISITIONS TO DATE IN 2018 •DRIVE FURTHER MERGER SYNERGIES & MARGIN IMPROVEMENT – ADDITIONAL SYNERGIES EXPECTED IN 2018 – INCREASED RETAIL MARGINS, ESPECIALLY IN LEGACY CASH AMERICA LOCATIONS – INCREASED STORE OPERATING MARGINS 26

STABLE REGULATORY CLIMATE FOR PAWN • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (33 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 27

PUEBLA, MEXICO CUAUTLA, MEXICO FINANCIAL HIGHLIGHTS

CONSOLIDATED REVENUE ($ IN MILLIONS) $1,780 $1,780 $182 CORE PAWN REVENUE NON-CORE REVENUE $218 RETAIL SALES SCRAP SALES PAWN LOAN FEES CONSUMER LOAN/CREDIT SERVICES $1,088 $106 $713 $705 $1,562 $1,598 $85 $60 $982 $628 $645 2014 2015 2016 2017 TTM Q3-2018 29

ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $280 $280 $273 $240 $200 $180 $160 $153 $132 $131 $120 $85 $80 $68 $40 $0 2015 2016 2017 TTM Q3-2018 ADJUSTED NET INCOME ADJUSTED EBITDA Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP numbers. See appendix for reconciliation to Net Income. 30

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $246 $250 $242 $244 $220 $200 FCF YIELD1 7% $150 TTM 9/30/2018 $93 $97 $100 $81 $72 $50 $0 2015 2016 2017 TTM Q3-2018 OPERATING ACTIVITIES CASH FLOW ADJUSTED FREE CASH FLOW Note: Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap. 31

DJUSTED ARNINGS ER HARE A E P S 2 GUIDANCE AS PROVIDED ON OCTOBER 25, 2018 GUIDANCE RANGE : $3.45 - $3.55 $4.00 YOY GROWTH: 26% - 30% $3.50 $3.00 $2.74 $2.50 $2.42 $2.44 $2.00 $1.50 $1.00 $0.50 $0.00 2015 2016 2017 2018 Guidance Adjusted Net Income Per Share1 2018 Guidance 1 Adjusted earnings measures may exclude the impact of the Tax Act, merger and other acquisition expenses and the loss on extinguishment of debt from the Senior Notes refinancing, which are further described in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 32

FIRSTCASH FISCAL 2018 OUTLOOK •UPDATED FISCAL FULL-YEAR 2018 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.45 TO $3.551 – AT THE UPPER HALF OF THE PREVIOUS GUIDANCE OF $3.35 TO $3.55 – REPRESENTS EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 26% TO 30% •KEY ASSUMPTIONS: – THE COMPANY NOW EXPECTS TO ADD AT LEAST 420 TOTAL LOCATIONS IN 2018, WHICH INCLUDES AT LEAST 55 NEW STORE OPENINGS AND THE 360 STORES ACQUIRED YEAR-TO-DATE2 – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.24 TO $0.26 PER SHARE DUE TO ACCELERATED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS 1 The guidance, announced on 10/25/2018, for fiscal 2018 is presented on a non-GAAP basis. Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 2 As of Press Release 10/25/2018 33

DIVIDENDS PER SHARE CONTINUE TO GROW $1.00 ANNUALIZED DIVIDEND INCREASED 14% TO $0.91 $1.00 PER SHARE BEGINNING Q4 2018 $0.77 $0.80 $0.25 $0.20 $0.60 $0.57 $0.22 $0.19 $0.19 $0.40 $0.125 $0.22 $0.19 $0.20 $0.125 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 Projected Qtr. 1 Qtr. 2 Qtr. 3 Qtr. 4 ★ IDENTIFIES DIVIDEND INCREASE 34

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE ($ IN MILLIONS) Post-Merger Investments OUTSTANDING DEBT & Shareholder Returns $605 $600 $560 $606 $600 $45 MILLION $92 $500 INCREASE $305 $76 $400 $360 $400 $88 $300 $200 $200 $350 $300 $100 $200 $0 $0 POST MERGER ACTIVITY: 9/30/2016 9/30/2018 10/1/2016 - 9/30/2018 AT MERGER CURRENTLY BUYBACKS CAPITAL EXPENDITURES FCFS 2021 SR. NOTES FCFS 2024 SR. NOTES FCFS LINE OF CREDIT DIVIDENDS ACQUISITIONS 35

OVER $1.4 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS OVER THE LAST 10 YEARS $1,600 Cumulative Total STOCK REPURCHASES & DIVIDENDS: $1,500 $ Millions - 9,941,132 SPLIT-ADJUSTED SHARES REPURCHASED $1,400 - $87 MILLION IN CUMULATIVE DIVIDENDS PAID $1,300 ACQUISITIONS SINCE 2009: $1,200 - 179 STORES ACQUIRED IN U.S. $1,100 - 642 STORES ACQUIRED IN LATIN AMERICA $1,000 - 815 STORES ACQUIRED IN CASH AMERICA MERGER $677 $900 CAPITAL EXPENDITURES SINCE 2009: $800 - INCLUDES 543 DE NOVO STORE OPENINGS $700 $600 $475 $605 $500 $400 $300 $200 $269 $100 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 Stock Repurchases & Dividends Acquisitions Capital Expenditures Outstanding Debt Note: As of 9/30/2018 36

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON FULL-SERVICE LENDING & RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS & CASH FLOWS ALLOW FOR STORE GROWTH AND DIVIDEND & SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS 37

KANSAS CITY, MISSOURI APPENDIX SANTA TECLA, EL SALVADOR

NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, ADJUSTED PRE-TAX PROFIT MARGIN, ADJUSTED NET INCOME MARGIN, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS (COLLECTIVELY, “ADJUSTED FINANCIAL MEASURES”) AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THE ADJUSTED FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON- GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE ADJUSTED FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE, AMONG OTHER EXPENSES AND BENEFITS, MERGER AND OTHER ACQUISITION EXPENSES BECAUSE IT GENERALLY WOULD NOT INCUR SUCH COSTS AND EXPENSES AS PART OF ITS CONTINUING OPERATIONS. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES AMONG OTHERS. 39

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) TTM ENDED EAR NDED ECEMBER Y E D 31, SEPT 30, 2015 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS NET INCOME $60,710 $2.14 $60,127 $1.72 $143,892 $3.00 $172,865 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION - - 14,399 0.41 - - 3,389 SEVERANCE AND RETENTION - - 9,594 0.27 2,456 0.05 1,642 OTHER 1,989 0.07 2,030 0.06 3,254 0.07 2,643 TOTAL MERGER AND OTHER ACQUISITION 1,989 0.07 26,023 0.74 5,710 0.12 7,674 EXPENSES NET TAX BENEFIT FROM TAX ACT - - - - (27,269) (0.57) (27,269) LOSS ON EXTINGUISHMENT OF DEBT - - - - 8,892 0.19 0 NET GAIN ON SALE OF COMMON STOCK OF ENOVA - - (818) (0.02) - - - RESTRUCTURING EXPENSES RELATED TO U.S. 5,784 0.21 - - - - - CONSUMER LOAN OPERATIONS ADJUSTED NET INCOME $68,483 $2.42 $85,332 $2.44 $131,225 $2.74 $153,270 40

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED SEPT 30, 20151 2016 2017 2018 NET INCOME $60,710 $60,127 $143,892 $172,865 INCOME TAXES 26,971 33,320 28,420 26,303 DEPRECIATION AND AMORTIZATION 17,446 31,865 55,233 45,514 INTEREST EXPENSE 16,887 20,320 24,035 26,801 INTEREST INCOME (1,566) (751) (1,597) (2,675) EBITDA 120,448 144,881 249,983 268,808 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 11,472 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 - RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - - NET GAIN ON SALE OF COMMON STOCK OF - - ENOVA - (1,299) ADJUSTED EBITDA $132,201 $180,252 $273,159 $280,280 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations 41

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED SEPT 30, 2015 2016 2017 2018 CASH FLOW FROM OPERATING $92,749 $96,854 $220,357 $245,730 ACTIVITIES CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 22,419 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) (51,294) FREE CASH FLOW 67,960 46,919 223,957 216,855 MERGER AND OTHER ACQUISITION EXPENSES PAID, NET - 20,939 6,659 7,817 OF TAX BENEFIT DISCRETIONARY PURCHASES OF 11,164 19,293 STORE REAL ESTATE 3,577 13,407 ADJUSTED FREE CASH FLOW $71,537 $81,265 $241,780 $243,965 Note: Beginning this quarter, the Company modified its definition of adjusted free cash flow and retrospectively applied the definition to prior-period results. The Company now defines adjusted free cash flow as free cash flow adjusted for merger and other acquisition expenses paid that management considers to be non- operating in nature and adjusted for purchases of store real estate, primarily at existing stores, which are included in purchases of property and equipment. 42

INVESTOR CONTACT INFORMATION INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP INVESTORS.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (817) 886-6998 43